                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

                                 PNC BANK CORP.
                       REGISTRATION STATEMENT ON FORM S-4


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Executive Officers of PNC Bank Corp. (the "Corporation"), a Pennsylvania Corporation, hereby names, constitutes and appoints Walter E. Gregg, Jr., John F. Fulgoney and Kathleen Clover, or each of them, with full power of substitution, such person's true and lawful attorney-in -fact and agent to execute in such person's name, place and stead, in any and all capacities, the Registration Statement to be filed by the Corporation on Form S-4 under the Securities Act of 1933, as amended, relating to the shares of the Corporation's Common Stock that may be issued in connection with the proposed merger of Hilliard Lyons, Inc. with and into the Corporation.

         Such persons hereby ratify and confirm all that any said attorney or attorney-in-fact, or any substitute, shall lawfully do or cause to be done by virtue hereof.

         WITNESS the due execution hereof by the following persons in the capacities indicated, as of September 22, 1998.


Name/Signature                            Capacity
--------------                            --------

/s/ ROBERT L. HAUNSCHILD                  Senior Vice President and Chief
------------------------                  Financial Officer
Robert L. Haunschild


/s/ SAMUEL R. PATTERSON                   Senior Vice President and Controller
-----------------------
Samuel R. Patterson

                                POWER OF ATTORNEY

                                 PNC BANK CORP.
                       REGISTRATION STATEMENT ON FORM S-4


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and/or Executive Officers of PNC Bank Corp. (the "Corporation"), a Pennsylvania corporation, hereby names, constitutes and appoints Walter E. Gregg, Jr., John
F. Fulgoney and Kathleen Clover, or each of them, with full power of substitution, such person's true and lawful attorney-in-fact and agent to execute in such person's name, place and stead, in any and all capacities, the Registration Statement to be filed by the Corporation on Form S-4 under the Securities Act of 1933, as amended, relating to the shares of the Corporation's Common Stock that may be issued in connection with the proposed merger of Hilliard Lyons, Inc. with and into the Corporation.

         Such persons hereby ratify and confirm all that any said attorney or attorney-in-fact, or any substitute, shall lawfully do or cause to be done by virtue hereof.

         WITNESS the due execution hereof by the following persons in the capacities indicated, as of September 18, 1998.


Name/Signature                            Capacity
--------------                            --------

/s/ THOMAS H. O'BRIEN                     Chairman, Chief Executive Officer and
---------------------                     Director
Thomas H. O'Brien


/s/ PAUL W. CHELLGREN                     Director
---------------------
Paul W. Chellgren


/s/ ROBERT N. CLAY                        Director
------------------
Robert N. Clay


/s/ GEORGE A. DAVIDSON, JR.               Director
---------------------------
George A. Davidson, Jr.


/s/ DAVID F. GIRARD-DICARLO               Director
---------------------------
David F. Girard-diCarlo

Name/Signature                            Capacity
--------------                            --------

/s/ WALTER E. GREGG, JR.                  Senior Executive Vice President and
------------------------                  Director
Walter E. Gregg, Jr.


/s/ WILLIAM R. JOHNSON                    Director
----------------------
William R. Johnson


/s/ BRUCE C. LINDSAY                      Director
--------------------
Bruce C. Lindsay


/s/ W. CRAIG MCCLELLAND                   Director
-----------------------
W. Craig McClelland


/s/ JANE G. PEPPER                        Director
------------------
Jane G. Pepper


/s/ JACKSON H. RANDOLPH                   Director
-----------------------
Jackson H. Randolph


/s/ JAMES E. ROHR                         President, Chief Operating Officer and
-----------------                         Director
James E. Rohr


/s/ RODERIC H. ROSS                       Director
-------------------
Roderic H. Ross


/s/ RICHARD P. SIMMONS                    Director
----------------------
Richard P. Simmons


/s/ THOMAS J. USHER                       Director
-------------------
Thomas J. Usher


/s/ MILTON A. WASHINGTON                  Director
------------------------
Milton A. Washington

/s/ HELGE H. WEHMEIER                     Director
---------------------
Helge H. Wehmeier